EXHIBIT 10.9
                                 Amendment No. 4
                                       to

                        PIONEER NATURAL RESOURCES COMPANY

                          EMPLOYEE STOCK PURCHASE PLAN

     AMENDMENT NO. 4 (this "Amendment") to that certain Employee Stock Purchase Plan (the "Plan") of Pioneer Natural Resources Company (the "Company") executed August 7, 1997.

                                    RECITALS

     WHEREAS, the Company has adopted the Plan; and

     WHEREAS, the Board of Directors of the Company, acting through the Compensation Committee of the Board of Directors of the Company (which administers the Plan), has authorized the amendment to subparagraph 7(a) of the Plan as set forth below;

     NOW, THEREFORE, the Plan is hereby amended as follows:

         1. Amendment of subparagraph 7(a). Subparagraph 7(a) of the Plan is hereby amended in its entirety to read as follows:

             "(a) General Statement. Each Eligible Employee who is a participant in the Plan, automatically and without any act on his part, shall be deemed to have exercised his option on each date of exercise to the extent that the cash balance then in his account under the Plan is sufficient to purchase at the "option price" (as defined in subparagraph 7(b)) whole shares of Stock. Any balance remaining in his account after payment of the purchase price of those whole shares may, at the discretion of the Company, either be refunded to him as soon as practicable after each date of exercise, or carried forward and used towards the purchase of whole shares in the next following option period.

         2. Confirmation of the Plan. Except as to the extent modified by this Amendment, the Plan is hereby ratified and confirmed in all respects.


     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer as of this 19th day of February 2003.


                             PIONEER NATURAL RESOURCES COMPANY


                             By:   /s/ Mark L. Withrow
                                   ------------------------------------------
                             Name:  Mark L. Withrow
                             Title: Executive Vice President & General Counsel

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